Exhibit 10.1(bf)

FIRST AMENDMENT

SAUER-SUNDSTRAND LASALLE FACTORY

EMPLOYEE SAVINGS PLAN

(As Amended and Restated as of January 1, 1998)

WHEREAS, the Company maintains the Sauer-Sundstrand LaSalle Factory Employee Savings Plan (As Amended and Restated as of January 1, 1998) (the “Plan”); and

WHEREAS, further amendment of the Plan is now deemed desirable;

NOW THEREFORE, IT IS RESOLVED, that pursuant to the amending power reserved to this Company by Section 14.1 of the Plan, the Plan be, and it hereby is, further amended, effective as of September 1, 1998, in the following particulars:

1.             By substituting the following for Section 1.17 of the Plan:

“1.17       An ‘Enrollment Date’ shall mean the first day that an Employee becomes an Eligible Employee if the Eligible Employee elects, pursuant to Section 3.2, to participate in Participant Contributions on that day.”

2.             By substituting the following for Section 1.18 of the Plan:

“1.18       A ‘Fund’ shall mean any of the funds in which Plan assets may be invested, or described in Section 8.2.  Such Funds shall include:

(a)                                  IRT Stable Value Fund

(b)                                 INVESCO Select Income Fund

(c)                                  INVESCO Total Return Fund

(d)                                 Fidelity Equity Income Fund

(e)                                  IRT 500 Index Fund

(f)                                    AIM Blue Chip Fund

(g)                                 INVESCO Small Company Value Fund

(h)                                 IRT International Equity Fund

(i)            The Transamerica Life Insurance Fund.”

3.             By substituting the following for Section 1.38 of the Plan:

“1.38       The ‘Trustee’ shall mean the Institutional Trust Company, or the institution, person or persons so designated by the Company and any successor trustee, and any co-trustee which at the time shall be designated, qualified and acting under the Trust Agreement.”

4.             By substituting the following for the first sentence of Section 3.2:

“Any Eligible Employee may become a Participant in Participant Contributions under Section 5.2 as of the date such Eligible Employee is hired.”

5.             By substituting the following for paragraph (ii) of subsection 5.2(b):

“(ii)         For any Participant who is a Non-highly Compensated Employee, twenty-one percent (21%) of such Participant’s Compensation for such payroll period.”

6.             By substituting the following for the first sentence of Section 5.6:

“A Participant may change the percentage of his Compensation which is to be contributed to the Plan as a Participant Contribution once per pay period by filing an amended payroll deduction authorization with the Company; provided, that any such change shall be effective as of the first day of the payroll period following the end of the payroll period in which such deduction authorization is received by the Company.”

7.             By substituting the following for the third sentence of Section 5.7 of the Plan:

“A Participant who has suspended all of his Participant Contributions in accordance with the foregoing provisions of this Section 5.7 may resume such Contributions only by filing a new payroll deduction authorization with the Company not later than the date as of which Participant Contributions are to be resumed.”

8.             By substituting the following for Section 7.1 of the Plan:

“7.1         Deposit of Employer and Matching Contributions.  Upon receipt of Employer or Matching Contributions, the Trustee shall deposit within 14 business days such Contributions in accordance with the investment election of each Participant with respect to such Participant’s Participant Contributions.  If no such election is received by the Trustee, such Contributions shall be invested in the INVESCO Total Return Fund.”

9.             By substituting the following for the first sentence of the last paragraph of Section 7.4 of the Plan:

“A Participant may change his investment elections daily.”

10.           By substituting the following for Section 8.2 of the Plan:

“8.2         Establishment of Funds.  The Trustee, at the direction of the Plan Administrator, shall establish the following no-load investment Funds under the Trust Agreement:

(a)           IRT Stable Value Fund;

(b)           INVESCO Select Income Fund;

(c)           INVESCO Total Return Fund;

(d)           Fidelity Equity Income Fund;

(e)           IRT 500 Index Fund;

(f)            AIM Blue Chip Fund;

(g)           INVESCO Small Company Value Fund; and

(h)           IRAT International Equity Fund

(i)            The Transamerica Life Insurance Fund.”

Dated this 3rd day of December, 1999.

/s/ RONALD C. HANSON
Ronald C. Hanson